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                                                                    EXHIBIT 21.1

               NORTH POINTE GROUP-CORPORATE ORGANIZATIONAL CHART

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
                                                          James G. Petcoff
                                                        Majority Shareholder
                                                     MI 32.09% of issued shares
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                                                  North Pointe Holdings Corporation
                                                         Fed ID# 38-3615047
                                                               MI 100%
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              North Pointe Financial   Midfield Insurance Company   Alliance Surety Holdings Inc.   NP Capital Trust I
                  Services, Inc.           Fed ID# 05-0614676             Fed ID# 52-2114969             DE 100%
                Fed ID# 38-3418631               DC 100%                       DE 100%
                      MI 100%
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     North Pointe      South Pointe Financial  NP Premium Finance  North Pointe Casualty      Home Pointe      Home Pointe Managing
   Insurance Company       Services, Inc.           Company          Insurance Company     Insurance Company   General Agency, Inc.
  Fed ID# 38-2706529     Fed ID# 61-1451765    Fed ID# 38-2742963   Fed ID# 59-1993236    Fed ID# 56-2512990    Fed ID# 20-2496020
  MI NAIC# 27740 100%         MI 100%               MI 100%         FL NAIC# 39462 100%   FL NAIC# 11072 100%        FL 100%
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